United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2006

Nature’s Sunshine Products, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 East 1700 South

Provo, Utah  84606

(Address of principal executive offices) (Zip Code)

(801) 342-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.01       Change in Registrant’s Certifying Accountant

On March 31, 2006, Nature’s Sunshine Products, Inc. (the “Company”) received a letter from KPMG LLP (“KPMG”), pursuant to which KPMG resigned as the Company’s independent registered public accounting firm.  The Company reported KPMG’s resignation in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2006 (the “April 3, 2006 Form 8-K”) and included as an exhibit to the April 3, 2006 Form 8-K a copy of the KPMG letter.  On April 14, 2006, at approximately 4:00 p.m., the Company received a letter from KPMG addressed to the SEC (the “Letter”) stating its agreements and disagreements with the disclosure made in the April 3, 2006 Form 8-K.  A copy of KPMG’s April 14, 2006 letter is attached to this Form 8-K/A as exhibit 99.1.

The Company will issue a response to certain of the factual items contained in the Letter as soon as reasonably possible.

Item 9.01               Financial Statements and Exhibits.

(d)           The following exhibit is being furnished herewith:

                99.1         Letter from KPMG dated April 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2006

By:

NATURE’S SUNSHINE PRODUCTS, INC.

/s/ Stephen M. Bunker
Name:	Stephen M. Bunker
Title:	Chief Financial Officer, Vice President of Finance and Treasurer of the Company